   As filed with the Securities and Exchange Commission on November 22, 1999
                                                      Registration No. 333-
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--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  -----------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  -----------
                               TELECORP PCS, INC.
             (Exact name of registrant as specified in its charter)
        Delaware                  4812                  54-1872248
                            (Primary Standard        (I.R.S. Employer
     (State or other           Industrial           Identification No.)
     jurisdiction of       Classification Code
    incorporation or             Number)
      organization)

                                  -----------

                               1010 N. Glebe Road
                                   Suite 800
                              Arlington, VA 22201
                                 (703) 236-1100
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)

                                  -----------

                               Thomas H. Sullivan
              Executive Vice President and Chief Financial Officer
                               TeleCorp PCS, Inc.
                         1010 N. Glebe Road, Suite 800
                              Arlington, VA 22201
                                 (703) 236-1122
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  -----------

                                   Copies to:
           Thomas J. Murphy                    William P. Rogers, Jr.
           David A. Cifrino                    Cravath, Swaine & Moore
       McDermott, Will & Emery                    825 Eighth Avenue
           28 State Street                    New York, New York 10019
     Boston, Massachusetts 02109                   (212) 474-1270
            (617) 535-4000

   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
   If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-89393
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                  -----------
                        CALCULATION OF REGISTRATION FEE
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
    Title of Each Class                                    Proposed Maximum
            of                                            Aggregate Offering    Amount of
 Securities To Be Registered                                  Price (1)      Registration Fee
   ------------------------------------------------------------------------------------------
    Class A Common Stock, par value $0.01 per share....      $39,132,000         $10,879

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     (1)  Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

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

                                EXPLANATORY NOTE

   This registration statement is being filed by TeleCorp PCS, Inc. pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and includes the registration statement facing page, this page, the signature page, an exhibit index, an opinion of counsel regarding the legality of the registrant's class A common stock being offered hereby and a related consent, and accountants' consents. Pursuant to Rule 462(b), the contents of the registration statement on Form S-1 (File No. 333-89393), as amended, of the registrant, including the exhibits and the power of attorney thereto, are incorporated by reference into this registration statement. This registration statement covers the registration of an aggregate of $39,132,000 of class A common stock of the registrant.

                                 CERTIFICATION

   The registrant hereby certifies to the Securities and Exchange Commission that (i) it has instructed its bank to pay the SEC the filing fee set forth on the cover page of this registration statement by a wire transfer of such amount to the SEC's account at Mellon Bank as soon as practicable (but no later than the close of business on November 23, 1999), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours no later than November 23, 1999.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Arlington, Commonwealth of Virginia, on November 22, 1999.

                                          Telecorp PCS, Inc.

                                                    /s/ Gerald T. Vento
                                          By: _________________________________
                                                      Gerald T. Vento
                                                  Chief Executive Officer

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signature                          Title                   Date
              ---------                          -----                   ----

         /s/ Gerald T. Vento           Chief Executive Officer     November 22, 1999
______________________________________  (Principal Executive
           Gerald T. Vento              Officer) and Chairman

        /s/ Thomas H. Sullivan         Executive Vice President,   November 22, 1999
______________________________________  Chief Financial Officer
          Thomas H. Sullivan            (Principal Financial and
                                        Accounting Officer) and
                                        Director

                  *                    Director                    November 22, 1999
______________________________________
          Michael R. Hannon

                  *                    Director                    November 22, 1999
______________________________________
            Scott Anderson

                                       Director                    November  , 1999
______________________________________
            Rohit M. Desai

                                       Director                    November  , 1999
______________________________________
            Gary S. Fuqua

                  *                    Director                    November 22, 1999
______________________________________
            James M. Hoak

                  *                    Director                    November 22, 1999
______________________________________
           Mary Hawkins-Key

                  *                    Director                    November 22, 1999
______________________________________
           William Kussell

              Signature                          Title                   Date
              ---------                          -----                   ----

                                       Director                    November  , 1999
______________________________________
        William Laverack, Jr.

                  *                    Director                    November 22, 1999
______________________________________
           Joseph O'Donnell

                  *                    Director                    November 22, 1999
______________________________________
           Michael Schwartz

                  *                    Director                    November 22, 1999
______________________________________
            James F. Wade

         /s/ Thomas H. Sullivan
*By: ________________________________
           Thomas H. Sullivan
            Attorney-in-fact

                                 EXHIBIT INDEX

  5.1 Opinion of McDermott, Will & Emery regarding the validity of the class A common stock.

 23.1 Consent of PricewaterhouseCoopers LLP

 23.2 Consent of McDermott, Will & Emery (included in Exhibit 5.1)

 24.1 Power of Attorney (filed as Exhibit 24.1 to the registration statement on Form S-1 of the registrant (file no. 333-89393) and incorporated by reference herein.